GOODWILL	6 Months Ended
Jun. 30, 2018
Intangible Assets [Abstract]
GOODWILL
GOODWILL
Goodwill of $1,112 million at June 30, 2018 (December 31, 2017 - $1,079 million) is primarily attributable to Center Parcs UK and IFC Seoul. The partnership performs a goodwill impairment test annually by assessing if the carrying value of the cash-generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs to sell or the value in use.